Exhibit 10.13

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

VINE STREET STUDIOS

SIXTH AMENDMENT TO OFFICE/WAREHOUSE LEASE

This SIXTH AMENDMENT TO OFFICE/WAREHOUSE LEASE AGREEMENT (“Amendment”) is made effective as of November 1. 2020, by and between VINE STREET STUDIOS, I LC (“Landlord”) and Enchanted Rock Management LLC, (“Tenant”).

Landlord and Tenant entered into that certain Office/Warehouse Lease Agreement (the “Lease”) dated June 1, 2018 and Amended by First Amendment to Office/Warehouse Lease dated January 10, 2019 for Suite 101, Suite 115. Suite 121, Suite 110. and Suite 117 in the building located at 1113 Vine Street, Houston, Harris County, Texas and the Second Amendment for Suite 138 and 206 dated September 11, 2019 and the Third Amendment fat Suite 210 dated October 22, 2019. Fourth Amendment dated May 1. 2020 and Fifth Amendment dated August 1, 2020 (the “Premises”).

Landlord and Tenant desire by this Amendment to amend the Lease as herein provided and, except as modified herein, to confirm the Lease as amended.

IN CONSIDERATION OF THE AGREEMENTS HEREIN, Landlord and Tenant agrees as follows:

1.	Section 1.06: Term shall be replaced and read as follows: Term shall be replaced and reads follow: Twelve (12) full calendar months commencing November 1, 2020 and terminating on October 21, 2021.

2.

Section 1.10: Rent shall be replaced and reads as follows: The Rent per month beginning November 1, 2020 and for each month thereafter shall be $[***] per month, include trash and recycling pick-up service for all business days, Monday to Friday, not including Holidays, at a rate of $[***] per month, also included are the following premises:

Suite 101 $[***] Per Month

Suite 101 $[***] Per Month

Suite 115 $[***] Per Month

Suite 121 $[***] Per Month

Suite 110 $[***] Per Month

Suite 117 $[***] Per Month

Suite 206 $[***] Per Month

Plus, the water tower at $[***] per month.

Plus, an additional standard rent rate increase amount of [***]% beginning November 1, 2021. For all terms beginning twelve (12) months after the commencing date of this amendment.

Tenant. /s/ TG

Landlord /s/ LRM

Portions of this agreement (indicated by “[***]”) have been omitted as the Registrant has determined that: (i) the omitted information is not material; and (ii) the omitted information is the type that the Registrant treats as private or confidential.

3.	Section 7:2:Landlord repairs shall remain as outlined in the First Amendment to Lease Agreement dated January 10, 2019

4.	Section 7.3: Tenant repairs shall remain as outlined in the First Amendment to Lease Agreement dated January 10, 2019.

5.	Exhibit C Construction and Improvements is replaced and attached hereto.

6.	Each party represents and warrants to the other party that it has the full authority to enter into this Amendment.

7.

Except as otherwise provided in this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect. Tenant acknowledges (i) that there are no off-sets or defenses against the enforcement of the Lease as of the date of execution of this Amendment; ii) that Landlord is not in default of any of its obligations or conditions under the Lease; and (iii) that Landlord waives no right or claim it has under the Lease.

AGREED TO AND EXECUTED this 5th day of November, 2020

TENANT:

Enchanted Rock Management, LLC

/s/ Thais Grossi
By:	Thais Grossi
Its:	COO

LANDLORD:

VINE STREET STUDIO, LLC

/s/ Lee Roy Murray III
LEE ROY MURRAY III, MANAGER

Tenant. /s/ TG

Landlord /s/ LRM